UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 22, 2003

IMPERIAL PARKING CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-15629	91-2161409

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

601 West Cordova Street, Suite 300
Vancouver, BC, Canada V6B 1G1

(Address of principal executive offices/Zip Code)

Former name, former address, and former fiscal year, if changed since last report:

Item 5. Other Events
Item 7. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
Exhibit 99.1
Exhibit 99.2

Item 5. Other Events

On January 22, 2003, the Company issued a press release to announce the appointment of a special committee and the entry into a standstill agreement with Gotham Partners. A copy of the press release and the standstill agreement are attached as Exhibits 99.1 and 99.2, respectively.

Item 7. Financial Statements and Exhibits

(a)	Financial Statements of business acquired.

None.

(b)	Pro forma Financial Information.

None.

(c)	Exhibits.

The following exhibits are filed herewith:

S-K Item
Number	Description

99.1	Text of press release dated January 22, 2003.

99.2	Standstill Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMPERIAL PARKING CORPORATION

Date: January 23, 2003	By:	/s/ J. Bruce Newsome

J. Bruce Newsome
Chief Financial Officer

EXHIBIT INDEX

S-K Item
Number	Description

99.1	Text of press release dated January 22, 2003.
99.2	Standstill Agreement